UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):  January 12, 2009

FAR EAST ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-32455	88-0459590
(Commission File Number)	(IRS Employer Identification Number)

363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060
(Address of principal executive offices)

(832) 598-0470
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure, Election, or Appointment of Directors or Officers; Compensatory Arrangements of Officers.

On January 12, 2009, the Compensation Committee of the Board of Directors of Far East Energy Corporation (the "Company") approved the amendment of the amended and restated option agreement (the "Option Agreement") between the Company and Michael R. McElwrath dated January 29, 2002 for the purchase of up to 60,000 shares of the Company's common stock at a price of $0.65 per share.  The amendment extends the expiration date of the Option Agreement from January 29, 2009 to January 29, 2012.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2008
Far East Energy Corporation

By:	/s/ Andrew Lai
Andrew Lai
Chief Financial Officer